UNIQUE

Net Income



Net Income
(Dollars millions)
$7.1
6.8
5.8
4.8
3.8
2.8
1.8
1.0
$6.3
$1.7
(1st Q)
'11
'12
'13
'14
' 15
' 16

Fidelity BANK

Net Income Per Share



$3
2
1
0
(Dollars millions)
2.91
'11
'12
'13
'14
'15



Assets (Dollars millions)
$729
700
675
650
625
610
570
530
490
450
410
370
'11
'12
'13
'14
'15

Balance Sheet Growth



800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
($000)
561,673
606,742
601,525
623,825
676,485
729,358
482,448
407,903
515,802
398,186
514,660
424,584
529,698
469,216
586,944
506,327
620,675
546,682
2010
2011
2012
2013
2014
2015
Deposits
Net Loans
Borrowings
Assets



Total Loans & Leases, Net
(Dollars millions)
$546
500
470
455
440
425
410
395
380
365
350
'11
'12
'13
'14
'15

2015 Loan Results

10%	6%	5%
Commercial	Residential	Consumer


Deposits (Dollars millions)
$621
600
590
550
535
520
505
490
475
460
445
430
'11
'12
'13
'14
'15

2015 Deposit Results

6%	10%	67%
Retail Interest & Non Interest bearing Checking Growth	Consumer Core Deposits Growth	Public Deposit Growth

Deposit Market Share



Institution 2014 Vs. 2015 Total Market Share (%)
CITIZENS FINANCIAL GROUP INC. (RI)
F.N.B. CORP. (PA)
FIDELITY D & D BANCORP INC. (PA)
NBT BANCORP INC. (NY)
FIRST NATIONAL COMMUNITY BNCP (PA)
M&T BANK CORP. (NY)
WELLS FARGO & CO. (CA)
COMMUNITY BANK SYSTEM INC. (NY)
PEOPLES FINANCIAL SERVICES (PA)
PNC FINANCIAL SERVICES GROUP (PA)
3.81
4.19
4.49
4.75
4.22
5.12
5.17
6.03
6.9
8.01
7.65
7.65
8.12
8.07
23.7
22.14
0
5
10
15
20
25
2014 Total Market Share (%)
2015 Total Market Share (%)

Fidelity BANK

Wealth Management Revenue

(Trust & Financial Services)



$1,243
Thousands
1200
1150
1100
1050
1000
950
900
850
800
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
'10
'11
'12
'13
'14
'15

Non-Interest Income

(Excluding Securities Gains / Losses)



$7.5
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
(Dollars Millions)
'11
'12
'13
'14
'15

Total Number of Consumer and Business Households



22,194
19,791
20,000
10,000
'11
'12
'13
'14
'15



Total Past Due & Non Accrual %
2.5
2
1.5
1
0.5
0
2.31
1.33
1.52
1.76
1.78
1.24
1.48
1.44
2.33
Dec
Mar
June
Sep
Dec
Mar
June
Sep
Dec
2013 - 2014 - 2015

Fidelity BANK

Above the Crowd


SAGE
AWARDS
SCRANTON AWARDS FOR
GROWTH&EXCELLENCE
2015 AWARD WINNER
EXCELLENCE IN LEADERSHIP

- SAGE Awards – Excellence in Leadership
- 5 Star Bauer Rating
- Top 50 Bank in Social Media (2 years in a row)

TOP 200 COMMUNITY BANKS IN THE U.S.

-AMERICAN BANKER MAGAZINE

2013 – 119th

2014 – 130th

2015 – 114th

Readers' CHOICE 2015

The Times-Tribune

2013, 2014, 2015


Fidelity
#1 MORTGAGE LENDER IN THE AREA!
6TH YEAR IN A ROW!

Growing Our Online Presence



Fidelity BANK
Choose a Checking Account made for you!
Fidelity BANK
Is your business ready to accept Credit Card payments?
Fidelity BANK
Fidelity BANK

Productive Year

- Fiserv Outsource
- New Retail Products
- Update Online Business Banking
- Remote ATMs
  - Moosic Street, Scranton
  - Wyoming Avenue, West Pittston
  - (2) Marywood University


24 HOUR ATM
Fidelity

Our Community Service can't be match!

- Over 600+ hours served.
- Over 60+ organizations served.




87

Fidelity D & D Bancorp, Inc.



Total Return Performance
Fidelity D & D Bancorp, Inc.
NASDAQ Composite
SNL Bank Pink > $500M
Index Value
220
200
180
160
140
120
100
80
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15

	Period Ending					
Index	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15
Fidelity D & D Bancorp, Inc.	100.00	107.79	111.66	150.76	195.07	210.85
NASDAQ Composite	100.00	99.21	116.82	163.75	188.03	201.40
SNL Bank Pink > $500M	100.00	98.32	108.42	131.77	154.48	171.37

Fidelity BANK

Fidelity D & D Bancorp, Inc.

2016 Annual Meeting of Shareholders

Supplemental Financial Information
Year ended December 31, 2015
and First Quarter 2016

Salvatore R. DeFrancesco, Jr., CPA, CGMA
Treasurer and Chief Financial Officer
May 3, 2016

Fidelity
D&D Bancorp, Inc.

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *the interruption or breach in security of our information systems and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets;*
- *the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and other current reports filed or furnished on Form 8-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation, , which reflect analyses only as of the date of this presentation. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation.

Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date December 31, 2015	2014	Variance	
Net Interest Income	$ 23,485	$ 21,927	$ 1,558	7%
Provision for Loan Loss	1,075	1,060	15	1%
Net Interest Income after Loan Loss	22,410	20,867	1,543	7%
Gain on sale of securities	80	599	(519)	-87%
Other Income	7,453	6,755	698	10%
Total Other Operating Income	7,533	7,354	179	2%
Salaries and Benefits	10,476	9,877	599	6%
Premises and Equipment	3,590	3,501	89	3%
Advertising and Marketing	1,482	1,279	203	16%
Professional Services	1,631	1,368	263	19%
Credit-related Collection/Foreclosure Costs	365	568	(203)	-36%
FHLB Prepayment fee	570	457	113	25%
Other Operating Expense	2,908	2,653	255	10%
Total Noninterest Expense	21,022	19,703	1,319	7%
Income before Taxes	8,921	8,518	403	5%
Tax Provision	1,818	2,166	(348)	-16%
Net Income	**$ 7,103**	**$ 6,352**	**$ 751**	12%
Earnings Per Share (Diluted)	**$ 2.90**	**$ 2.62**	**$ 0.28**	11%
Dividends Per Share	**$ 1.16**	**$ 1.10**	**$ 0.06**	5%



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.89%
3.80%
3.80%
3.75%
3.69%
2011
2012
2013
2014
2015
Years
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion.
UBPR Peer Group

Fidelity
D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands	December 31, 2015	December 31, 2014	Variance $	Variance %
Assets				
Cash & cash equivalents	$ 12,277	$ 25,851	$ (13,574)	-53%
Securities	125,232	97,896	27,336	28%
Loans and Leases	557,630	516,661	40,969	8%
Allowance for Loan Loss	(9,527)	(9,173)	(354)	4%
Net Loans	548,103	507,488	40,615	8%
Premises & Equipment	16,723	14,846	1,877	13%
Other Assets	27,023	30,404	(3,381)	-11%
TOTAL ASSETS	$ 729,358	$ 676,485	$ 52,873	8%
Liabilities & Equity				
Non-interest-bearing Demand Deposits	$ 142,774	$ 129,370	$ 13,404	10%
NOW, Savings, Money Markets	373,699	352,944	20,755	6%
Time Deposits	104,202	104,630	(428)	0%
Total Deposits	620,675	586,944	33,731	6%
Short-term Borrowings	28,204	3,969	24,234	611%
FHLB Advances	-	10,000	(10,000)	-100%
Other Liabilities	4,128	3,353	776	23%
TOTAL LIABILITIES	653,007	604,266	48,740	8%
Equity	76,351	72,219	4,132	6%
TOTAL LIABILITIES & EQUITY	$ 729,358	$ 676,485	$ 52,873	8%

Fidelity
D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc.

Balance Sheet Growth



800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
($000)
606,742
601,525
623,825
676,485
729,358
515,802
514,660
529,698
586,944
620,675
398,186
424,584
469,216
506,327
546,682
2011
2012
2013
2014
2015
Deposits
Net Loans
Borrowings
Assets

Fidelity
D&D Bancorp, Inc.

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date March 31, 2016	2015	Variance	
Net Interest Income	$ 6,138	$ 5,607	$ 531	9%
Provision for Loan Loss	150	150	-	0%
Net Interest Income after Loan Loss	5,988	5,457	531	10%
Gain on sale of securities	-	2	(2)	-100%
Other Income	1,687	1,748	(61)	-4%
Total Other Operating Income	1,687	1,750	(63)	-4%
Salaries and Benefits	2,875	2,653	222	8%
Premises and Equipment	918	941	(23)	-2%
Advertising and Marketing	255	387	(132)	-34%
Professional Services	389	338	51	15%
Credit-related Collection/Foreclosure Costs	66	129	(63)	-49%
Other Operating Expense	885	639	246	39%
Total Noninterest Expense	5,388	5,087	301	6%
Income before Taxes	2,287	2,120	167	8%
Tax Provision	586	547	39	7%
Net Income	$ 1,701	$ 1,573	$ 128	8%
Earnings Per Share (Diluted)	$ 0.69	$ 0.64	$ 0.05	8%
Dividends Per Share	$ 0.27	$ 0.25	$ 0.02	8%

Fidelity
D&D Bancorp, Inc.


Net Interest Margin
4.25%
3.75%
3.25%
3.64%
3.72%
3.72%
3.69%
3.70%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Quarter Ended
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion
UBPR Peer Group

Fidelity
D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands * - Unaudited	March 31, 2016*	December 31, 2015	1st Qtr Variance	March 31, 2015*	Y-O-Y Variance
Assets					
Cash & cash equivalents	$ 41,091	$12,277	$ 28,814	$ 18,983	$ 22,108
Securities	128,673	125,232	3,441	126,481	2,192
Loans and Leases	557,293	557,630	(337)	520,855	36,438
Allowance for Loan Loss	(9,384)	(9,527)	143	(9,208)	(176)
Net Loans	547,909	548,103	(194)	511,647	36,262
Premises & Equipment	16,519	16,723	(204)	14,931	1,588
Other Assets	29,189	27,023	2,166	30,465	(1,276)
TOTAL ASSETS	$ 763,382	$729,358	$ 34,025	$ 702,507	$ 60,875
Liabilities & Equity					
Non-interest-bearing Demand Deposits	$ 157,358	$142,774	$ 14,584	$ 133,846	$ 23,512
NOW, Savings, Money Markets	410,824	373,699	37,125	363,786	47,038
Time Deposits	99,729	104,202	(4,473)	104,110	(4,381)
Total Deposits	667,911	620,675	47,236	601,742	66,169
Short-term Borrowings	12,765	28,204	(15,439)	13,773	(1,008)
FHLB Advances	-	-	-	10,000	(10,000)
Other Liabilities	4,397	4,128	269	3,470	927
TOTAL LIABILITIES	685,072	653,007	32,065	628,985	56,087
Equity	78,309	76,351	1,958	73,522	4,787
TOTAL LIABILITIES & EQUITY	$ 763,382	$729,358	$ 34,024	$ 702,507	$ 60,875

Fidelity
D&D Bancorp, Inc.

Capital Adequacy Ratios

	March 31, 2016	December 31, 2015	March 31, 2015	Well Capitalized
Total - Risk Based Capital	15.1%	14.9%	15.2%	10.0%
Tier I - Common Equity	13.9%	13.6%	13.9%	6.5%
Tier I - Risk Based Capital	13.9%	13.6%	13.9%	8.0%
Leverage	10.1%	10.1%	10.1%	5.0%

Managing WEALTH

Trust Department Overview

Trust Solutions

Corporate Trust

- Corporate Trustee
- Paying Agent
- Escrow Agent
- Investment Management

Personal Trust

- Revocable Trusts
- Irrevocable Trusts
- Testamentary Trusts
- Investment Management
- IRAs
- Guardianships
- Life Insurance Trusts
- Special Needs Trusts

- Planning for elder care needs
- Special Needs/Disability issues for children and adults
- Estate Planning and Settlement
- Wealth Transfer and Estate Management
- Investing for Wealth Accumulation and Wealth Preservation

Growth of the Business

- Of the 6 local community banks in our peer group with trust departments, Fidelity is 2nd largest in assets and 3rd largest in revenue generation.

Personal Trust Assets



Year End Market Value
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Revenue Trends



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016 income budget

Profitability- Income & Expenses


800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2010
2011
2012
2013
2014
2015
Income
Expenses

Department Performance



Another year of continuous upward trends:

- Revenue increases
- Positive Income after Direct Expenses
- Positive Income after Indirect Expenses
- Positive contribution to ROA

Increases due to consistent growth & conscientious expense control

Our Clients and Our Reputation

- Our typical clients are those looking for broad planning for their lifetimes and beyond
- We help manage our clients' lives as:

  *Trustee *Guardian *Executor

  *Power of Attorney *Trusted Financial Advisor
- Trust Department services are more than money management or investments
- Our strong relationships foster enduring connections
- Well-known reputation in community as caring bank

Corporate Trust

- Local School Districts
- Local Municipalities
  - Cities
  - Boroughs
  - Counties
- Local Sewer Authorities
- Pipeline for new business

2016 Outlook

- Anticipating a great year…
  - Increases in revenue, asset growth, new households
  - Retention of our clients
  - New business pipeline
  - Referrals to other lines of business
  - Enhancement of COI relationships
  - Continued expense control
  - Remain committed to compliant business practices

Managing Wealth from Trust Relationships at Fidelity Bank

Trusted Financial Advisors
Serving the Needs of our Clients
&
Achieving the Goals of our Organization

Fidelity
Asset Management Services

At Fidelity Deposit and Discount Bank



Bill McAndrew, Senior Vice President & Financial Advisor



Amanda Vinciguerra, Wealth Management Admin. Assistant

Helping Meet Customers Needs Life Events

- New Additions to the family
  - College Planning Strategies, TAP program, 529 Plans
- Marriage
  - Consider integrating employee and retirement benefits
  - Assess your insurance coverage needs
  - budgeting/maintaining bank accounts
- Divorce
  - Transfer of Assets
  - Income replacement Strategies
  - Insurance

Helping Meet Customers Needs Life Events

- Death
  - Transfer of assets
  - Beneficiary IRA's
  - Income replacement Strategies
  - Insurance

- Lost of a job or a new job
  - 401k rollovers
  - Income replacement Strategies
  - Emergency funds
  - Revaluate investment strategy

Helping Meet Customers Needs
Life Events

- Retirement Planning
  - Just starting out
  - Reaching your peak earning years
  - Preparing to retire
  - Retired

- April 15th
  - Tax management Strategies

Providing Solutions for College

- Tax Free College Investment Programs
- 529's
- PA Tuition Account Program

Providing Solutions for Retirement

- 401k's
- IRA's
- ROTH IRA's
- SEP IRA's
- Solo K's
- SIMPLE IRA Plans

Providing Solutions
to keep more of what you earn

- Tax Free Municipal Bonds
- Tax Deferred Annuities
  - Fixed Annuities
  - Variable Annuities
  - Index Annuities
  - Immediate Annuities

Providing Solutions for Professional Money management

- JP Morgan
- Vanguard
- SEI
- Russell Investments
- Standard & Poors Investments
- UBS
- Loring Ward
- Lazard
- Guggenheim

Providing Solutions for growth and income

- Mutual Funds
- Stocks
- Taxable Bonds
- Tax Free Bonds

AUM by Product Type


Sales
Securites
Mutual Funds
Variable Annuities
Fixed Annuities
Fixed Index Annuities
Unit Investment Trusts

Annual Gross Revenue



$800,000.00
$700,000.00
$600,000.00
$500,000.00
$400,000.00
$300,000.00
$200,000.00
$100,000.00
$-
2011
2012
2013
2014
2015
Revenue
Trails
Advisory Fees

Assets Under Management


AUM
$140,000,000.00
$120,000,000.00
$100,000,000.00
$80,000,000.00
$60,000,000.00
$40,000,000.00
$20,000,000.00
$-
2011
2012
2013
2014
2015
AUM

Advisory Revenue



Advisory Revenue Trends
$160,000.00
$140,000.00
$120,000.00
$100,000.00
$80,000.00
$60,000.00
$40,000.00
$20,000.00
$-
2011
2012
2013
2014
2015

Fidelity BANK

Annual Trail Revenue


Revenue Trend
$120,000.00
$100,000.00
$80,000.00
$60,000.00
$40,000.00
$20,000.00
$-
2011
2012
2013
2014
2015

- $3.2 million in revenue generated over the past 5 years

ANYTIME, ANYWHERE

Customer experience happens everywhere.



A Fidelity Banker will meet any place and any time!



Importance in Choosing a Bank

Millennials

- 35% - Branch close to home
- 33% - ATM access
- 14% - digital capabilities
- 13% - in branch sales assistance

Non-Millennials

- 39% - Branch close to home
- 33% - ATM access
- 15% - in branch sales assistance

Setting the stage

Creating a proactive bank that thinks about the needs of its customer. **It's about delivery in all channels**


internet
mobile
call center
social media
OPEN
location
email

Todays Banker's Channels

"Get closer than ever to your customers. So close that you tell them what they need well before they realize it themselves."

- Steve Jobs, Apple



Decline in teller transactions



- Teller transactions are dropping
- Electronic transactions are increasing…such as debit cards, ACH, direct deposit, web bill pay, and person to person payments

Customers aren't abandoning branches, but they are using them less.

- They still use them
  - 61% still visit a bank branch at least once per quarter

- It is the primary sales channel
  - Branches are still the primary channel for customer acquisition and consultative sales for both consumers and small business
  - Only a small segment are willing to go totally branchless. Internet-only banks have had a hard time attracting core DDA.

New Markets, New Initiatives



PITTSTON
92
Exeter
Wyoming
11
Laflin
81
Forty Fort
dwardsville
KINGSTON
309
476
Wilkes-Barre
476

Luzerne County

Community outreach with Social media outlets.

Fidelity Bank
April 8 at 9:12am

Fidelity Bank is celebrating Community Banking Month throughout April! Our Bankers will visit over 750 children at 14 area schools to teach financial literacy through the "Teach Children to Save" initiative. We may be coming to a classroom near you! #volunteering to teach #Financ
#TCTS2015

Fidelity Bank in Kingston, Pennsylvania
Just now

Fidelity Bankers from our Kingston Branch visited The Montessori School in Kingston to "Teach Children to Save"! Thanks to all the kids and their teachers for letting us share an afternoon with you to share lessons in financial literacy with you! #TCTS2015 #financialliteracy #Communitybankmonth



Boost Post

Fidelity Bank

Check out this happy group of Savvy Savers from Frances Willard Elementary. Kristi Cleveland, our West Scranton Branch Manger visited this group of 2nd graders this week to "Teach Children to Save" #FinancialLiteracy via #TCTS2015 #communitybanking



Thank You!